OTHER ASSETS	3 Months Ended
Mar. 31, 2016
Other Assets [Abstract]
Other Assets Disclosure
OTHER ASSETS

Included in other assets were the following:

	March 31, 2016	December 31, 2015	March 31, 2015
	($ in millions)
Investments in non-consolidated affiliates	$25.2	$25.0	$23.7
Deferred debt issuance costs	3.1	3.3	15.1
Bleach joint venture receivable	—	—	5.8
Tax-related receivables	14.4	1.5	6.6
Interest rate swaps	—	—	2.9
Supply contracts	402.2	406.5	—
Other	18.9	18.3	16.1
Other assets	$463.8	$454.6	$70.2

In connection with the Acquisition, Olin and TDCC have agreed to enter into arrangements for the long-term supply of ethylene by TDCC to Olin, pursuant to which, among other things, Olin has made upfront payments of $433.5 million upon the Closing Date in order to receive ethylene at producer economics and for certain reservation fees for the option to obtain additional future ethylene supply at producer economics. The fair value of the long-term supply contracts recorded as of the Closing Date was a long-term asset of $410.8 million which will be amortized over the life of the contracts as ethylene is received. If the options are exercised by us, additional payments will be made to TDCC of between $205 million and $215 million in 2017 and between $425 million and $465 million in 2020, which will increase the value of the long-term asset. Amortization expense of $4.3 million was recognized within cost of goods sold for the three months ended March 31, 2016 related to these supply contracts and is reflected in depreciation and amortization on the condensed statements of cash flows. The long-term supply contracts are monitored for impairment each reporting period.